Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

SECOND QUARTER 2005

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

August 3, 2005

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Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

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Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

This Quarterly Financial Supplement reflects the classification of results of operations for the Dryden Wealth Management business, formerly reported as “divested businesses”, as discontinued operations for all periods presented, as a result of the Company entering into a definitive agreement to sell these operations.

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Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2004			2005
2005	2004			2Q	3Q	4Q	1Q	2Q
			Financial Services Businesses:
			Pre-tax adjusted operating income by division:
521	449	16%	Insurance Division	238	245	297	255	266
454	168	170%	Investment Division	72	76	111	304	150
658	490	34%	International Insurance and Investments Division	269	260	253	311	347
76	86	-12%	Corporate and other operations	64	54	18	16	60

1,709	1,193	43%	Total pre-tax adjusted operating income	643	635	679	886	823
538	313	72%	Income taxes, applicable to adjusted operating income	142	168	195	285	253

1,171	880	33%	Financial Services Businesses after-tax adjusted operating income	501	467	484	601	570

			Items excluded from adjusted operating income:
485	144	237%	Realized investment gains (losses), net, and related charges and adjustments	143	38	(158)	236	249
63	(272)	123%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(322)	208	21	(130)	193
(62)	133	-147%	Change in experience-rated contractholder liabilities due to asset value changes	183	(100)	(44)	86	(148)
(4)	(19)	79%	Divested businesses	(3)	(15)	10	(5)	1

482	(14)	3543%	Total items excluded from adjusted operating income, before income taxes	1	131	(171)	187	295
88	(20)	540%	Income taxes, applicable to items excluded from adjusted operating income	(8)	36	(70)	21	67

394	6	6467%	Total items excluded from adjusted operating income, after income taxes	9	95	(101)	166	228

1,565	886	77%	Income from continuing operations (after-tax) of Financial Services Businesses before extraordinary gain on acquisition and cumulative effect of accounting change	510	562	383	767	798
(45)	(18)	-150%	Loss from discontinued operations, net of taxes	(11)	(15)	(66)	(1)	(44)
—	20	-100%	Extraordinary gain on acquisition, net of taxes	20	1	—	—	—
—	(79)	100%	Cumulative effect of accounting change, net of taxes	—	—	—	—	—

1,520	809	88%	Net income of Financial Services Businesses	519	548	317	766	754

			Earnings per share of Common Stock (diluted):
2.30	1.72		Financial Services Businesses after-tax adjusted operating income	0.98	0.93	0.96	1.18	1.13
			Items excluded from adjusted operating income:
0.92	0.27		Realized investment gains (losses), net, and related charges and adjustments	0.27	0.07	(0.30)	0.45	0.47
0.12	(0.51)		Investment gains (losses) on trading account assets supporting insurance liabilities, net	(0.60)	0.40	0.04	(0.25)	0.37
(0.12)	0.25		Change in experience-rated contractholder liabilities due to asset value changes	0.34	(0.19)	(0.08)	0.16	(0.28)
(0.01)	(0.04)		Divested businesses	(0.01)	(0.03)	0.01	(0.01)	—

0.91	(0.03)		Total items excluded from adjusted operating income, before income taxes	—	0.25	(0.33)	0.35	0.56
0.17	(0.04)		Income taxes, applicable to items excluded from adjusted operating income	(0.02)	0.07	(0.13)	0.04	0.13

0.74	0.01		Total items excluded from adjusted operating income, after income taxes	0.02	0.18	(0.20)	0.31	0.43

3.04	1.73		Income from continuing operations (after-tax) of Financial Services Businesses before extraordinary gain on acquisition and cumulative effect of accounting change	1.00	1.11	0.76	1.49	1.56
(0.08)	(0.03)		Loss from discontinued operations, net of taxes	(0.02)	(0.03)	(0.12)	—	(0.08)
—	0.04		Extraordinary gain on acquisition, net of taxes	0.04	—	—	—	—
—	(0.15)		Cumulative effect of accounting change, net of taxes	—	—	—	—	—

2.96	1.59		Net income of Financial Services Businesses	1.02	1.08	0.64	1.49	1.48

527.6	536.0		Weighted average number of outstanding Common shares (diluted basis)	532.2	525.7	527.3	530.0	525.2

12.17%	9.94%		Operating Return on Average Equity (based on adjusted operating income)	11.26%	10.38%	10.46%	12.60%	11.75%

			Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
1,520	809		Net income of Financial Services Businesses (above)	519	548	317	766	754
292	141		Net income of Closed Block Business	30	180	261	163	129

1,812	950		Consolidated net income	549	728	578	929	883

44	42		Direct equity adjustments for earnings per share calculations	23	22	20	22	22

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2004			2005
2005	2004		2Q	3Q	4Q	1Q	2Q
		Financial Services Businesses Capitalization Data (1):
		Short-term debt	4,432	6,135	3,896	6,253	5,856
		Long-term debt	4,437	5,708	5,877	5,981	6,984

		Attributed Equity:
		Including accumulated other comprehensive income	19,619	20,457	21,209	21,244	22,375
		Excluding unrealized gains and losses on investments	18,695	18,987	19,561	20,008	20,311
		Excluding accumulated other comprehensive income	18,755	18,995	19,392	19,907	20,292

		Total Capitalization:
		Including accumulated other comprehensive income	24,056	26,165	27,086	27,225	29,359
		Excluding unrealized gains and losses on investments	23,132	24,695	25,438	25,989	27,295
		Excluding accumulated other comprehensive income	23,192	24,703	25,269	25,888	27,276

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	37.11	39.19	39.90	40.35	42.82
		Excluding unrealized gains and losses on investments	35.36	36.37	36.80	38.00	38.87
		Excluding accumulated other comprehensive income	35.47	36.39	36.49	37.81	38.84

		Number of diluted shares at end of period	528.7	522.0	531.5	526.5	522.5

		Common Stock Price Range (based on closing price):
66.30	48.11	High	46.47	48.10	55.09	59.32	66.30
52.62	41.05	Low	41.05	44.30	42.87	52.62	55.23
65.66	46.47	Close	46.47	47.04	54.96	57.40	65.66

		Common Stock market capitalization (1)	24,209	24,158	28,983	29,980	33,707

(1)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

OPERATIONS HIGHLIGHTS

Year-to-date			2004			2005
2005	2004		2Q	3Q	4Q	1Q	2Q
		Assets Under Management and Administration ($ billions) (1) (2):

		Assets Under Management :
		Managed by Investment Division:
		Asset Management Segment - Investment Management & Advisory Services
		Retail customers	74.4	62.3	66.0	64.8	65.7
		Institutional customers	106.3	108.9	119.2	119.0	125.3
		General account	147.6	152.3	152.7	155.3	157.6

		Total Investment Management and Advisory Services	328.3	323.5	337.9	339.1	348.6

		Non-proprietary assets under management	43.6	43.5	44.8	44.0	46.5

		Total managed by Investment Division	371.9	367.0	382.7	383.1	395.1
		Managed by International Insurance and Investments Division	67.0	67.1	77.7	74.0	74.1
		Managed by Insurance Division	35.3	35.9	39.1	38.6	41.8

		Total assets under management	474.2	470.0	499.5	495.7	511.0
		Client assets under administration	64.6	72.9	82.2	85.3	90.0

		Total assets under management and administration	538.8	542.9	581.7	581.0	601.0

		Assets managed or administered for customers outside of the United States at end of period	97.3	96.4	107.0	104.9	107.0

		Distribution Representatives (1):
		Prudential Agents	4,001	3,982	3,682	3,519	3,340
		International Life Planners	5,123	5,234	5,385	5,555	5,529
		Gibraltar Life Advisors	4,888	4,759	4,970	4,902	4,788

39	38	Prudential Agent productivity ($ thousands)	40	37	54	37	42

		Third Party Distribution - Retail Products ($ millions) (3):
86	62	Individual life insurance (4)	34	45	48	39	47
2	7	Corporate-owned life insurance sales	1	3	1	1	1
2,777	2,742	Individual annuities	1,332	1,078	1,014	1,137	1,640
12,751	5,128	Mutual funds and wrap-fee products	2,386	4,002	4,936	6,261	6,490

(1)	As of end of period.
(2)	At fair market value.
(3)	Represents scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis for Individual Life Insurance, including corporate-owned life insurance, and gross sales for Individual Annuities, Mutual Funds and Wrap-fee products.
(4)	Excludes corporate-owned life insurance sales.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2004			2005
2005	2004			2Q	3Q	4Q	1Q	2Q
			Revenues (1):

5,127	4,401	16%	Premiums	2,210	2,176	2,218	2,529	2,598
1,255	1,167	8%	Policy charges and fee income	600	615	644	626	629
3,014	2,574	17%	Net investment income	1,330	1,397	1,413	1,499	1,515
1,959	1,593	23%	Commissions, investment management fees, and other income	917	841	976	977	982

11,355	9,735	17%	Total revenues	5,057	5,029	5,251	5,631	5,724

			Benefits and Expenses (1):
5,103	4,532	13%	Insurance and annuity benefits	2,243	2,246	2,254	2,559	2,544
1,226	1,009	22%	Interest credited to policyholders’ account balances	582	580	594	603	623
245	110	123%	Interest expense	57	83	103	111	134
(916)	(761)	-20%	Deferral of acquisition costs	(373)	(360)	(407)	(416)	(500)
465	382	22%	Amortization of acquisition costs	190	212	172	229	236
3,523	3,270	8%	General and administrative expenses	1,715	1,633	1,856	1,659	1,864

9,646	8,542	13%	Total benefits and expenses	4,414	4,394	4,572	4,745	4,901

1,709	1,193	43%	Adjusted operating income before income taxes	643	635	679	886	823

			Items excluded from adjusted operating income before income taxes:
579	164	253%	Realized investment gains (losses), net, and related adjustments	155	50	(132)	257	322
(94)	(20)	-370%	Related charges	(12)	(12)	(26)	(21)	(73)

485	144	237%	Total realized investment gains (losses), net, and related charges and adjustments	143	38	(158)	236	249

63	(272)	123%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(322)	208	21	(130)	193
(62)	133	-147%	Change in experience-rated contractholder liabilities due to asset value changes	183	(100)	(44)	86	(148)
(4)	(19)	79%	Divested businesses	(3)	(15)	10	(5)	1

482	(14)	3543%	Total items excluded from adjusted operating income before income taxes	1	131	(171)	187	295

2,191	1,179	86%	Income from continuing operations before income taxes, extraordinary gain on acquisition and cumulative effect of accounting change	644	766	508	1,073	1,118
626	293	114%	Income tax expense	134	204	125	306	320

1,565	886	77%	Income from continuing operations before extraordinary gain on acquisition and cumulative effect of accounting change	510	562	383	767	798

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	6/30/2004	9/30/2004	12/31/2004	3/31/2005	6/30/2005
Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $87,800; $89,640; $97,732; $100,301; $100,719)	90,596	93,889	102,155	103,966	106,151
Fixed maturities, held to maturity, at amortized cost (fair value $2,704; $2,633; $2,765; $3,412; $3,294)	2,724	2,607	2,747	3,389	3,245
Trading account assets supporting insurance liabilities, at fair value	11,920	12,695	12,964	13,239	13,744
Other trading account assets, at fair value	3,098	3,222	1,547	1,488	1,410
Equity securities, available for sale, at fair value (cost $1,271; $1,282; $1,473; $1,634; $1,636)	1,422	1,457	1,663	1,865	1,867
Commercial loans	16,412	16,315	17,092	16,569	16,156
Policy loans	2,608	2,606	2,919	2,943	2,935
Securities purchased under agreements to resell	147	190	127	171	60
Other long-term investments	4,553	4,518	4,934	4,644	4,485
Short-term investments	3,818	2,399	3,405	2,992	2,541

Total investments	137,298	139,898	149,553	151,266	152,594
Cash and cash equivalents	4,053	4,471	6,164	6,291	6,055
Accrued investment income	1,238	1,317	1,307	1,375	1,350
Reinsurance recoverables	35,843	34,825	32,790	3,767	3,648
Deferred policy acquisition costs	7,086	7,022	7,624	7,854	7,891
Other assets	14,910	16,000	16,472	16,644	15,631
Separate account assets	103,961	105,621	115,568	142,568	149,256

Total assets	304,389	309,154	329,478	329,765	336,425

Liabilities:
Future policy benefits	46,817	47,673	52,522	52,370	52,332
Policyholders’ account balances	63,236	63,521	69,940	70,287	70,673
Unpaid claims and claim adjustment expenses	1,740	1,775	1,807	1,839	1,879
Reinsurance payables	35,444	34,469	32,386	3,345	3,203
Securities sold under agreements to repurchase	5,685	4,957	4,657	6,087	5,739
Cash collateral for loaned securities	3,661	2,978	4,248	3,246	3,048
Income taxes payable	2,015	2,427	2,681	2,508	2,832
Securities sold but not yet purchased	345	503	427	466	144
Short-term debt	4,432	6,135	3,896	6,253	5,856
Long-term debt	4,437	5,708	5,877	5,981	6,984
Other liabilities	12,997	12,930	14,260	13,571	12,104
Separate account liabilities	103,961	105,621	115,568	142,568	149,256

Total liabilities	284,770	288,697	308,269	308,521	314,050

Attributed Equity:
Accumulated other comprehensive income	864	1,462	1,817	1,337	2,083
Other attributed equity	18,755	18,995	19,392	19,907	20,292

Total attributed equity	19,619	20,457	21,209	21,244	22,375

Total liabilities and attributed equity	304,389	309,154	329,478	329,765	336,425

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended June 30, 2005
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	2,598	950	103	1,550	(5)
Policy charges and fee income	629	519	48	66	(4)
Net investment income	1,515	420	631	318	146
Commissions, investment management fees, and other income	982	164	726	84	8

Total revenues	5,724	2,053	1,508	2,018	145

Benefits and Expenses (1):
Insurance and annuity benefits	2,544	1,054	272	1,200	18
Interest credited to policyholders’ account balances	623	183	397	52	(9)
Interest expense	134	25	25	6	78
Deferral of acquisition costs	(500)	(234)	(16)	(265)	15
Amortization of acquisition costs	236	126	14	108	(12)
General and administrative expenses	1,864	633	666	570	(5)

Total benefits and expenses	4,901	1,787	1,358	1,671	85

Adjusted operating income before income taxes	823	266	150	347	60

	Quarter Ended June 30, 2004
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	2,210	826	27	1,354	3
Policy charges and fee income	600	496	47	61	(4)
Net investment income	1,330	378	584	233	135
Commissions, investment management fees, and other income	917	156	633	104	24

Total revenues	5,057	1,856	1,291	1,752	158

Benefits and Expenses (1):
Insurance and annuity benefits	2,243	929	208	1,090	16
Interest credited to policyholders’ account balances	582	178	376	29	(1)
Interest expense	57	2	1	2	52
Deferral of acquisition costs	(373)	(180)	(14)	(194)	15
Amortization of acquisition costs	190	109	14	80	(13)
General and administrative expenses	1,715	580	634	476	25

Total benefits and expenses	4,414	1,618	1,219	1,483	94

Adjusted operating income before income taxes	643	238	72	269	64

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Six Months Ended June 30, 2005
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	5,127	1,891	144	3,102	(10)
Policy charges and fee income	1,255	1,032	94	137	(8)
Net investment income	3,014	853	1,268	627	266
Commissions, investment management fees, and other income	1,959	301	1,475	196	(13)

Total revenues	11,355	4,077	2,981	4,062	235

Benefits and Expenses (1):
Insurance and annuity benefits	5,103	2,122	487	2,458	36
Interest credited to policyholders’ account balances	1,226	360	781	98	(13)
Interest expense	245	50	47	12	136
Deferral of acquisition costs	(916)	(399)	(33)	(516)	32
Amortization of acquisition costs	465	253	28	209	(25)
General and administrative expenses	3,523	1,170	1,217	1,143	(7)

Total benefits and expenses	9,646	3,556	2,527	3,404	159

Adjusted operating income before income taxes	1,709	521	454	658	76

	Six Months Ended June 30, 2004
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	4,401	1,676	39	2,684	2
Policy charges and fee income	1,167	986	65	124	(8)
Net investment income	2,574	747	1,107	462	258
Commissions, investment management fees, and other income	1,593	306	1,110	165	12

Total revenues	9,735	3,715	2,321	3,435	264

Benefits and Expenses (1):
Insurance and annuity benefits	4,532	1,907	416	2,173	36
Interest credited to policyholders’ account balances	1,009	353	602	55	(1)
Interest expense	110	3	10	3	94
Deferral of acquisition costs	(761)	(362)	(22)	(408)	31
Amortization of acquisition costs	382	217	29	164	(28)
General and administrative expenses	3,270	1,148	1,118	958	46

Total benefits and expenses	8,542	3,266	2,153	2,945	178

Adjusted operating income before income taxes	1,193	449	168	490	86

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of June 30, 2005
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	152,594	32,600	57,773	50,300	11,921
Deferred policy acquisition costs	7,891	4,366	91	3,588	(154)
Other assets	26,684	3,288	10,021	6,747	6,628
Separate account assets	149,256	72,846	77,481	40	(1,111)

Total assets	336,425	113,100	145,366	60,675	17,284

Liabilities:
Future policy benefits	52,332	5,403	13,972	32,361	596
Policyholders’ account balances	70,673	18,843	38,082	14,551	(803)
Debt	12,840	1,716	1,226	1,018	8,880
Other liabilities	28,949	8,157	8,728	7,455	4,609
Separate account liabilities	149,256	72,846	77,481	40	(1,111)

Total liabilities	314,050	106,965	139,489	55,425	12,171

Attributed Equity:
Accumulated other comprehensive income	2,083	650	207	1,049	177
Other attributed equity	20,292	5,485	5,670	4,201	4,936

Total attributed equity	22,375	6,135	5,877	5,250	5,113

Total liabilities and attributed equity	336,425	113,100	145,366	60,675	17,284

	As of December 31, 2004
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	149,553	31,614	56,219	50,543	11,177
Deferred policy acquisition costs	7,624	4,169	73	3,520	(138)
Other assets	56,733	3,617	38,949	8,098	6,069
Separate account assets	115,568	69,348	47,301	25	(1,106)

Total assets	329,478	108,748	142,542	62,186	16,002

Liabilities:
Future policy benefits	52,522	5,166	13,571	33,163	622
Policyholders’ account balances	69,940	18,518	36,490	15,418	(486)
Debt	9,773	1,161	1,484	407	6,721
Other liabilities	60,466	8,443	37,638	8,739	5,646
Separate account liabilities	115,568	69,348	47,301	25	(1,106)

Total liabilities	308,269	102,636	136,484	57,752	11,397

Attributed Equity:
Accumulated other comprehensive income	1,817	680	370	754	13
Other attributed equity	19,392	5,432	5,688	3,680	4,592

Total attributed equity	21,209	6,112	6,058	4,434	4,605

Total liabilities and attributed equity	329,478	108,748	142,542	62,186	16,002

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

SHORT TERM DEBT

(in millions)

	As of June 30, 2005				As of December 31, 2004
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)	Other Affiliates	Total
Financial Services Businesses:
Borrowings by use of proceeds:

Capital Debt	—	5	—	5	97	5	—	102
Investment related	2	3,284	—	3,286	158	521	—	679
Securities business related	95	766	789	1,650	86	906	1,330	2,322
Specified other businesses	107	666	141	914	105	548	139	792
Limited recourse and non-recourse borrowing	—	—	1	1	—	—	1	1

Total short-term debt - Financial Services Businesses	204	4,721	931	5,856	446	1,980	1,470	3,896

Borrowings by type:

Long-term debt due within one year	2	59	—	61	—	57	—	57
Commercial paper	202	4,646	—	4,848	446	1,853	—	2,299
Bank borrowings	—	—	329	329	—	—	754	754
Other short-term debt	—	16	601	617	—	70	715	785

Total general obligations	204	4,721	930	5,855	446	1,980	1,469	3,895
Limited recourse and non-recourse borrowing	—	—	1	1	—	—	1	1

Total short-term debt - Financial Services Businesses	204	4,721	931	5,856	446	1,980	1,470	3,896

Closed Block Business:

Investment related commercial paper borrowings	—	378	—	378	—	148	—	148

(1)	Includes Prudential Funding, LLC.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

LONG TERM DEBT

(in millions)

	As of June 30, 2005
	Capital Debt	Investment Related	Securities Business Related	Specified Other Businesses	Total General Obligations	Limited Recourse and non- Recourse	Total Borrowing
Financial Services Businesses:

Prudential Financial, Inc.:
Long-term fixed and floating rate notes	2,430	1,877	965	10	5,282	—	5,282
Hybrid notes	—	—	—	—	—	—	—

Total	2,430	1,877	965	10	5,282	—	5,282

The Prudential Insurance Company of America (1):
Surplus notes	692	—	—	—	692	—	692
Long-term fixed and floating rate notes	600	355	—	—	955	—	955
Commercial paper backed by long-term credit agreements	—	—	—	—	—	—	—

Total	1,292	355	—	—	1,647	—	1,647

Long-term debt of other affiliated companies	—	—	—	—	—	55	55

Total long-term debt of Financial Services Businesses	3,722	2,232	965	10	6,929	55	6,984

Ratio of long-term and short-term capital debt to capitalization	15.5%

Closed Block Business:

Limited recourse notes of Prudential Holdings, LLC	—	—	—	—	—	1,750	1,750

	As of December 31, 2004
	Capital Debt	Investment Related	Securities Business Related	Specified Other Businesses	Total General Obligations	Limited Recourse and non- Recourse	Total Borrowing
Financial Services Businesses:

Prudential Financial, Inc.:
Long-term fixed and floating rate notes	2,086	1,366	676	—	4,128	—	4,128
Hybrid notes	—	—	—	—	—	—	—

Total	2,086	1,366	676	—	4,128	—	4,128

The Prudential Insurance Company of America (1):
Surplus notes	692	—	—	—	692	—	692
Long-term fixed and floating rate notes	600	400	—	—	1,000	—	1,000
Commercial paper backed by long-term credit agreements	—	—	—	—	—	—	—

Total	1,292	400	—	—	1,692	—	1,692

Long-term debt of other affiliated companies	—	—	—	—	—	57	57

Total long-term debt of Financial Services Businesses	3,378	1,766	676	—	5,820	57	5,877

Ratio of long-term and short-term capital debt to capitalization	15.1%

Closed Block Business:

Limited recourse notes of Prudential Holdings, LLC	—	—	—	—	—	1,750	1,750

(1)	Includes Prudential Funding, LLC.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

COMBINED STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2004			2005
2005	2004			2Q	3Q	4Q	1Q	2Q
			Revenues (1):
1,891	1,676	13%	Premiums	826	845	842	941	950
1,032	986	5%	Policy charges and fee income	496	519	541	513	519
853	747	14%	Net investment income	378	402	422	433	420
301	306	-2%	Commissions, investment management fees, and other income	156	162	152	137	164

4,077	3,715	10%	Total revenues	1,856	1,928	1,957	2,024	2,053

			Benefits and Expenses (1):
2,122	1,907	11%	Insurance and annuity benefits	929	966	949	1,068	1,054
360	353	2%	Interest credited to policyholders’ account balances	178	179	176	177	183
50	3	1567%	Interest expense	2	10	19	25	25
(399)	(362)	-10%	Deferral of acquisition costs	(180)	(161)	(168)	(165)	(234)
253	217	17%	Amortization of acquisition costs	109	120	66	127	126
1,170	1,148	2%	General and administrative expenses	580	569	618	537	633

3,556	3,266	9%	Total benefits and expenses	1,618	1,683	1,660	1,769	1,787

521	449	16%	Adjusted operating income before income taxes	238	245	297	255	266

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Quarter Ended June 30, 2005
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	950	117	833	105	12
Policy charges and fee income	519	450	69	265	185
Net investment income	420	272	148	119	153
Commissions, investment management fees, and other income	164	154	10	77	77

Total revenues	2,053	993	1,060	566	427

Benefits and Expenses (1):
Insurance and annuity benefits	1,054	236	818	178	58
Interest credited to policyholders’ account balances	183	131	52	44	87
Interest expense	25	21	4	15	6
Deferral of acquisition costs	(234)	(196)	(38)	(79)	(117)
Amortization of acquisition costs	126	125	1	70	55
General and administrative expenses (2)	633	456	177	219	237

Total benefits and expenses	1,787	773	1,014	447	326

Adjusted operating income before income taxes	266	220	46	119	101

	Quarter Ended June 30, 2004
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	826	103	723	86	17
Policy charges and fee income	496	420	76	256	164
Net investment income	378	240	138	97	143
Commissions, investment management fees, and other income	156	147	9	76	71

Total revenues	1,856	910	946	515	395

Benefits and Expenses (1):
Insurance and annuity benefits	929	213	716	155	58
Interest credited to policyholders’ account balances	178	131	47	41	90
Interest expense	2	1	1	—	1
Deferral of acquisition costs	(180)	(172)	(8)	(75)	(97)
Amortization of acquisition costs	109	108	1	68	40
General and administrative expenses (2)	580	437	143	228	209

Total benefits and expenses	1,618	718	900	417	301

Adjusted operating income before income taxes	238	192	46	98	94

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	General and administrative expenses for Individual Annuities include $7 million for the quarter ended June 30, 2005 and $8 million for the quarter ended June 30, 2004 for the amortization, net of interest, of value of business acquired (VOBA) associated with the May 1, 2003 acquisition of American Skandia.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Six Months Ended June 30, 2005
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	1,891	240	1,651	203	37
Policy charges and fee income	1,032	889	143	527	362
Net investment income	853	554	299	244	310
Commissions, investment management fees, and other income	301	282	19	132	150

Total revenues	4,077	1,965	2,112	1,106	859

Benefits and Expenses (1):
Insurance and annuity benefits	2,122	477	1,645	349	128
Interest credited to policyholders’ account balances	360	257	103	86	171
Interest expense	50	41	9	30	11
Deferral of acquisition costs	(399)	(353)	(46)	(153)	(200)
Amortization of acquisition costs	253	251	2	142	109
General and administrative expenses (2)	1,170	855	315	416	439

Total benefits and expenses	3,556	1,528	2,028	870	658

Adjusted operating income before income taxes	521	437	84	236	201

	Six Months Ended June 30, 2004
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	1,676	204	1,472	173	31
Policy charges and fee income	986	839	147	512	327
Net investment income	747	474	273	194	280
Commissions, investment management fees, and other income	306	286	20	143	143

Total revenues	3,715	1,803	1,912	1,022	781

Benefits and Expenses (1):
Insurance and annuity benefits	1,907	430	1,477	321	109
Interest credited to policyholders’ account balances	353	259	94	80	179
Interest expense	3	2	1	—	2
Deferral of acquisition costs	(362)	(347)	(15)	(152)	(195)
Amortization of acquisition costs	217	215	2	138	77
General and administrative expenses (2)	1,148	867	281	450	417

Total benefits and expenses	3,266	1,426	1,840	837	589

Adjusted operating income before income taxes	449	377	72	185	192

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	General and administrative expenses for Individual Annuities include $15 million for the six months ended June 30, 2005 and $16 million for the six months ended June 30, 2004 for the amortization, net of interest, of value of business acquired (VOBA) associated with the May 1, 2003 acquisition of American Skandia.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

INSURANCE DIVISION - INDIVIDUAL LIFE AND ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2004			2005
2005	2004		2Q	3Q	4Q	1Q	2Q
		INDIVIDUAL LIFE INSURANCE SALES:

		Excluding corporate-owned life insurance:
37	53	Variable life	27	25	19	19	18
104	71	Universal life	39	48	59	51	53
59	60	Term life	28	28	28	29	30

200	184	Total excluding corporate-owned life insurance	94	101	106	99	101
2	7	Corporate-owned life insurance	1	4	3	1	1

202	191	Total	95	105	109	100	102

		ANNUITY SALES AND ACCOUNT VALUES
		Variable Annuities:
47,418	43,949	Beginning total account value	44,858	44,927	44,474	47,418	46,386
3,212	3,259	Sales	1,536	1,259	1,288	1,433	1,779
(2,858)	(2,615)	Surrenders and withdrawals (1)	(1,263)	(1,266)	(1,343)	(1,388)	(1,470)

354	644	Net sales (redemptions)	273	(7)	(55)	45	309
(293)	(304)	Benefit payments	(143)	(154)	(155)	(145)	(148)

61	340	Net flows	130	(161)	(210)	(100)	161
241	927	Change in market value, interest credited, and other (1)	84	(146)	3,310	(774)	1,015
(318)	(289)	Policy charges	(145)	(146)	(156)	(158)	(160)

47,402	44,927	Ending total account value	44,927	44,474	47,418	46,386	47,402

		Fixed Annuities:
3,879	3,514	Beginning total account value	3,574	3,722	3,860	3,879	3,879
295	288	Sales	196	175	69	52	243
(109)	(102)	Surrenders and withdrawals (1)	(51)	(44)	(45)	(56)	(53)

186	186	Net sales	145	131	24	(4)	190
(84)	(83)	Benefit payments	(38)	(41)	(39)	(41)	(43)

102	103	Net flows	107	90	(15)	(45)	147
86	107	Interest credited and other (1)	42	49	35	46	40
(3)	(2)	Policy charges	(1)	(1)	(1)	(1)	(2)

4,064	3,722	Ending total account value	3,722	3,860	3,879	3,879	4,064

		SALES BY DISTRIBUTION CHANNEL
		Life Insurance:
		Excluding corporate-owned life insurance:
114	122	Prudential Agents	60	56	58	60	54
86	62	Third party distribution	34	45	48	39	47
2	7	Corporate-owned life insurance	1	4	3	1	1

202	191	Total	95	105	109	100	102

		Variable and Fixed Annuities (2):
730	805	Prudential Agents	400	356	343	348	382
280	204	Wirehouses	96	87	121	122	158
2,497	2,538	Independent Financial Planners (3)	1,236	991	893	1,015	1,482

3,507	3,547	Total	1,732	1,434	1,357	1,485	2,022

(1)	Activity for Q1 2005 reflects a change in previously reported amounts within “Change in market value, interest credited, and other activity,” and “Surrenders and withdrawals”.
(2)	Amounts represent gross sales.
(3)	Including bank distribution.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

INSURANCE DIVISION - INDIVIDUAL LIFE ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2004			2005
2005	2004		2Q	3Q	4Q	1Q	2Q
		INDIVIDUAL LIFE INSURANCE:

		Policyholders’ Account Balances (1):
4,998	4,520	Beginning balance	4,567	4,742	4,809	4,998	5,142
666	588	Premiums and deposits	295	307	293	310	356
(371)	(319)	Surrenders and withdrawals	(161)	(159)	(157)	(165)	(206)

295	269	Net sales	134	148	136	145	150
(58)	(47)	Benefit payments	(22)	(25)	(24)	(31)	(27)

237	222	Net flows	112	123	112	114	123
61	33	Interest credited and other	82	(31)	103	53	8
34	33	Net transfers from separate account	15	10	14	16	18
(81)	(66)	Policy charges	(34)	(36)	(40)	(39)	(42)

5,249	4,742	Ending balance	4,742	4,809	4,998	5,142	5,249

		Separate Account Liabilities:
15,180	13,981	Beginning balance	14,246	14,303	14,209	15,180	14,912
641	686	Premiums and deposits	355	329	318	310	331
(298)	(285)	Surrenders and withdrawals	(140)	(158)	(144)	(141)	(157)

343	401	Net sales	215	171	174	169	174
(8)	(14)	Benefit payments	(6)	(7)	(3)	(8)	—

335	387	Net flows	209	164	171	161	174
182	415	Change in market value, interest credited and other	87	(5)	1,037	(182)	364
(90)	(76)	Net transfers to general account	(37)	(50)	(34)	(47)	(43)
(400)	(404)	Policy charges	(202)	(203)	(203)	(200)	(200)

15,207	14,303	Ending balance	14,303	14,209	15,180	14,912	15,207

(1)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

INSURANCE DIVISION - ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2004			2005
2005	2004		2Q	3Q	4Q	1Q	2Q
		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
9,613	7,660	Beginning balance	9,675	10,101	10,026	9,613	9,662
493	587	Premiums and deposits	338	273	182	185	308
(483)	(460)	Surrenders and withdrawals (2)	(209)	(187)	(163)	(239)	(244)

10	127	Net sales (redemptions)	129	86	19	(54)	64
(164)	(163)	Benefit payments	(81)	(77)	(78)	(82)	(82)

(154)	(36)	Net flows	48	9	(59)	(136)	(18)
182	140	Interest credited and other	118	99	96	90	92
145	2,340	Net transfers (to) from separate account (2)(3)	261	(182)	(449)	97	48
(4)	(3)	Policy charges	(1)	(1)	(1)	(2)	(2)

9,782	10,101	Ending balance	10,101	10,026	9,613	9,662	9,782

		Account Values in Separate Account:
41,684	39,803	Beginning balance	38,757	38,548	38,308	41,684	40,602
3,014	2,960	Premiums and deposits	1,394	1,161	1,175	1,300	1,714
(2,485)	(2,257)	Surrenders and withdrawals (2)	(1,105)	(1,123)	(1,225)	(1,206)	(1,279)

529	703	Net sales (redemptions)	289	38	(50)	94	435
(213)	(224)	Benefit payments	(100)	(118)	(116)	(104)	(109)

316	479	Net flows	189	(80)	(166)	(10)	326
146	894	Change in market value, interest credited and other (2)	8	(196)	3,249	(818)	964
(145)	(2,340)	Net transfers (to) from general account (2)(3)	(261)	182	449	(97)	(48)
(317)	(288)	Policy charges	(145)	(146)	(156)	(157)	(160)

41,684	38,548	Ending balance	38,548	38,308	41,684	40,602	41,684

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.
(2)	Activity for Q1 2005 reflects a change in previously reported amounts for Account Values in General Account within “Net transfer (to) from separate account,” and “Surrenders and withdrawals” and for Account Values in Separate Account within “Net transfer (to) from general account,” “Surrenders and withdrawals” and “Change in market value, interest credited and other”.
(3)	Includes the transfer in classification, as of January 1, 2004, of $2,168 million of assets from separate account to general account, reflecting the adoption of Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long-Duration Contracts and for Separate Accounts” (SOP 03-1).

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

INSURANCE DIVISION - DEFERRED POLICY ACQUISITION COSTS

(in millions)

Year-to-date			2004			2005
2005	2004		2Q	3Q	4Q	1Q	2Q
		INDIVIDUAL LIFE INSURANCE:
3,151	3,194	Beginning balance	3,032	3,141	3,012	3,151	3,210
153	152	Capitalization	75	72	87	74	79
(142)	(138)	Amortization - operating results	(68)	(75)	(61)	(72)	(70)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	(66)	Impact of unrealized (gains) or losses on AFS securities	103	(127)	113	57	(57)

3,162	3,141	Ending balance	3,141	3,012	3,151	3,210	3,162

		INDIVIDUAL ANNUITIES:
907	636	Beginning balance	697	851	837	907	1,012
200	195	Capitalization	97	83	75	83	117
(109)	(77)	Amortization - operating results	(40)	(44)	(4)	(54)	(55)
1	(2)	Amortization - realized investment gains and losses	(3)	2	(2)	(1)	2
50	95	Impact of unrealized (gains) or losses on AFS securities	100	(55)	1	77	(27)
—	4	Other (1)	—	—	—	—	—

1,049	851	Ending balance	851	837	907	1,012	1,049

		GROUP INSURANCE:
111	88	Beginning balance	94	101	106	111	118
46	15	Capitalization	8	6	6	8	38
(2)	(2)	Amortization - operating results	(1)	(1)	(1)	(1)	(1)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

155	101	Ending balance	101	106	111	118	155

		TOTAL INSURANCE DIVISION:
4,169	3,918	Beginning balance	3,823	4,093	3,955	4,169	4,340
399	362	Capitalization	180	161	168	165	234
(253)	(217)	Amortization - operating results	(109)	(120)	(66)	(127)	(126)
1	(2)	Amortization - realized investment gains and losses	(3)	2	(2)	(1)	2
50	29	Impact of unrealized (gains) or losses on AFS securities	203	(182)	114	134	(84)
—	4	Other (1)	—	—	—	—	—

4,366	4,093	Ending balance	4,093	3,955	4,169	4,340	4,366

(1)	Reflects the impact of adoption of SOP 03-1 on January 1, 2004.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2004			2005
2005	2004		2Q	3Q	4Q	1Q	2Q
		Individual Life Insurance:

		Policy Surrender Experience:

321	316	Cash value of surrenders	152	167	150	155	166

3.3%	3.4%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	3.2%	3.6%	3.1%	3.2%	3.4%

		Death benefits per $1,000 of in force (1):
2.98	2.91	Variable and universal life	2.86	2.64	2.46	3.10	2.88
1.33	1.22	Term life	0.76	1.43	1.67	1.37	1.32
2.69	2.67	Total, Individual Life Insurance	2.58	2.49	2.40	2.74	2.67

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2004			2005
2005	2004		2Q	3Q	4Q	1Q	2Q
		GROUP INSURANCE NEW ANNUALIZED PREMIUMS:
304	161	Group life	34	34	42	274	30
122	105	Group disability (1)	15	38	18	76	46

426	266	Total	49	72	60	350	76

		Future Policy Benefits (2):
		Group life	1,760	1,734	1,881	1,891	1,948
		Group disability (1)	279	291	302	362	375

		Total	2,039	2,025	2,183	2,253	2,323

		Policyholders’ Account Balances (2):
		Group life	4,420	4,412	4,566	4,516	4,462
		Group disability (1)	61	66	71	74	85

		Total	4,481	4,478	4,637	4,590	4,547

		Separate Account Liabilities (2):
		Group life	10,810	11,198	12,483	12,832	15,954
		Group disability (1)	—	—	—	—	—

		Total	10,810	11,198	12,483	12,832	15,954

		Group Life Insurance:
1,377	1,287	Gross premiums, policy charges and fee income (3)	613	637	762	694	683
1,421	1,281	Earned premiums, policy charges and fee income	634	652	644	714	707
89.9%	90.2%	Benefits ratio	88.2%	88.7%	84.5%	90.1%	89.7%
9.3%	10.3%	Administrative operating expense ratio	11.1%	10.8%	12.1%	8.9%	9.7%
		Persistency ratio	94.7%	94.3%	93.9%	96.8%	96.4%

		Group Disability Insurance (1):
398	350	Gross premiums, policy charges and fee income (3)	174	182	179	188	210
373	338	Earned premiums, policy charges and fee income	165	176	176	178	195
98.7%	95.3%	Benefits ratio	95.2%	95.5%	92.6%	102.8%	94.9%
20.6%	21.4%	Administrative operating expense ratio	21.8%	22.0%	23.5%	22.3%	19.1%
		Persistency ratio	89.3%	87.4%	85.8%	91.6%	90.2%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

COMBINED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year-to-date		% Change		2004			2005
2005	2004			2Q	3Q	4Q	1Q	2Q
			Revenues (1):
144	39	269%	Premiums	27	43	11	41	103
94	65	45%	Policy charges and fee income	47	43	47	46	48
1,268	1,107	15%	Net investment income	584	619	617	637	631
1,475	1,110	33%	Commissions, investment management fees, and other income	633	572	734	749	726

2,981	2,321	28%	Total revenues	1,291	1,277	1,409	1,473	1,508

			Benefits and Expenses (1):
487	416	17%	Insurance and annuity benefits	208	237	209	215	272
781	602	30%	Interest credited to policyholders’ account balances	376	372	388	384	397
47	10	370%	Interest expense	1	17	21	22	25
(33)	(22)	-50%	Deferral of acquisition costs	(14)	(10)	(19)	(17)	(16)
28	29	-3%	Amortization of acquisition costs	14	15	9	14	14
1,217	1,118	9%	General and administrative expenses	634	570	690	551	666

2,527	2,153	17%	Total benefits and expenses	1,219	1,201	1,298	1,169	1,358

454	168	170%	Adjusted operating income before income taxes	72	76	111	304	150

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

COMBINING STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

	Six Months Ended June 30, 2005				Quarter Ended June 30, 2005
	Total Investment Division	Asset Management	Financial Advisory	Retirement	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	144	—	—	144	103	—	—	103
Policy charges and fee income	94	—	—	94	48	—	—	48
Net investment income	1,268	33	4	1,231	631	15	3	613
Commissions, investment management fees, and other income	1,475	786	203	486	726	386	92	248

Total revenues	2,981	819	207	1,955	1,508	401	95	1,012

Benefits and Expenses (1):
Insurance and annuity benefits	487	—	—	487	272	—	—	272
Interest credited to policyholders’ account balances	781	—	—	781	397	—	—	397
Interest expense	47	7	—	40	25	4	—	21
Deferral of acquisition costs	(33)	(9)	—	(24)	(16)	(5)	—	(11)
Amortization of acquisition costs	28	18	—	10	14	9	—	5
General and administrative expenses	1,217	564	289	364	666	288	192	186

Total benefits and expenses	2,527	580	289	1,658	1,358	296	192	870

Adjusted operating income before income taxes	454	239	(82)	297	150	105	(97)	142

	Six Months Ended June 30, 2004				Quarter Ended June 30, 2004
	Total Investment Division	Asset Management	Financial Advisory	Retirement	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	39	—	—	39	27	—	—	27
Policy charges and fee income	65	—	—	65	47	—	—	47
Net investment income	1,107	35	1	1,071	584	19	—	565
Commissions, investment management fees, and other income	1,110	678	177	255	633	347	72	214

Total revenues	2,321	713	178	1,430	1,291	366	72	853

Benefits and Expenses (1):
Insurance and annuity benefits	416	—	—	416	208	—	—	208
Interest credited to policyholders’ account balances	602	—	—	602	376	—	—	376
Interest expense	10	5	—	5	1	2	(4)	3
Deferral of acquisition costs	(22)	(11)	—	(11)	(14)	(5)	—	(9)
Amortization of acquisition costs	29	23	—	6	14	11	—	3
General and administrative expenses	1,118	578	272	268	634	298	156	180

Total benefits and expenses	2,153	595	272	1,286	1,219	306	152	761

Adjusted operating income before income taxes	168	118	(94)	144	72	60	(80)	92

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

INVESTMENT DIVISION - SUPPLEMENTARY REVENUE INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in millions)

Year-to-date		% Change		2004			2005
2005	2004			2Q	3Q	4Q	1Q	2Q
			Asset Management Segment:

			Analysis of revenues by source:
			Investment Management and Advisory Services:
115	108	6%	Retail customers	54	53	58	58	57
283	212	33%	Institutional customers	117	106	124	134	149
130	112	16%	General account	59	58	64	65	65

528	432	22%	Subtotal	230	217	246	257	271
291	281	4%	Mutual Fund, managed account and other revenues (1)	136	116	172	161	130

819	713	15%	Total Asset Management segment revenues	366	333	418	418	401

			Analysis of commissions, investment management fees and other revenues by type:
			Investment Management and Advisory Services:
473	395	20%	Asset-based fees	209	202	215	226	247
40	21	90%	Transaction-based and other revenues	12	8	23	21	19

513	416	23%	Subtotal	221	210	238	247	266
273	262	4%	Mutual Fund, managed account and other revenues (1)	126	107	162	153	120

786	678	16%	Total	347	317	400	400	386

(1)	Represents mutual fund, managed account and other revenues other than asset management fees, which are included in appropriate categories above.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

INVESTMENT DIVISION - SUPPLEMENTARY INFORMATION FOR FINANCIAL ADVISORY SEGMENT

(dollar amounts in millions unless otherwise noted)

Year-to-date			2004			2005
2005	2004		2Q	3Q	4Q	1Q	2Q
		Information pertaining to Wachovia Securities Financial Holdings, LLC:

		Revenues:
117	111	Net investment income	55	55	59	56	61
939	1,216	Commissions	551	454	526	482	457
898	795	Fees	402	413	429	444	454
70	55	Other non-interest revenues	19	31	21	29	41

2,024	2,177	Total revenues	1,027	953	1,035	1,010	1,014
		Expenses:
1,756	1,930	Expenses before transition costs	929	875	902	870	885
65	123	Transition costs	66	99	78	29	37

1,821	2,053	Total expenses	995	974	980	899	922

203	124	Income (loss) before income taxes	32	(21)	55	111	92

77	47	Prudential Financial, Inc., 38% share of Wachovia Securities Financial Holdings, LLC	12	(8)	21	42	35
(6)	(4)	Purchase accounting and related adjustments	(1)	(1)	3	(3)	(2)

71	43	Prudential Financial, Inc., equity income from Wachovia Securities Financial Holdings, LLC	11	(9)	24	39	33

		Recurring revenue as a percentage of total non-interest revenue (1)	41.3%	47.9%	43.9%	47.1%	47.6%

		Total client assets ($ in billions) (2)	618.9	615.9	652.6	644.7	655.6

		Distribution representatives (2):
		Series 7 Financial Advisors	8,009	7,964	8,017	7,883	7,833
		Series 6 Financial Representatives	2,871	2,594	2,502	2,451	2,456

		Customer debit balances ($ in billions) (2)	6.3	6.0	6.1	5.8	5.7

(86)	(96)	Prudential Financial, Inc. income (loss) from investment in Wachovia Securities Financial Holdings, LLC, including 38% interest in results, costs incurred at Prudential level, and purchase accounting adjustments	(79)	(70)	(83)	12	(98)

(1)	Calculated on a YTD annualized basis.
(2)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

INVESTMENT DIVISION - ASSETS UNDER MANAGEMENT FOR INVESTMENT MANAGEMENT AND ADVISORY SERVICES OPERATIONS

(in billions)

	June 30, 2005
	Equity	Fixed Income	Real Estate	Total
Retail customers	46.0	18.2	1.5	65.7
Institutional customers	42.9	66.6	15.8	125.3
General account	3.1	153.4	1.1	157.6

Total	92.0	238.2	18.4	348.6

	June 30, 2004
	Equity	Fixed Income	Real Estate	Total
Retail customers	43.5	29.9	1.0	74.4
Institutional customers	38.3	55.1	12.9	106.3
General account	3.0	143.2	1.4	147.6

Total	84.8	228.2	15.3	328.3

Year-to-date			2004			2005
2005	2004		2Q	3Q	4Q	1Q	2Q
		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
84.8	69.3	Beginning assets under management	74.2	74.0	76.5	84.8	85.7
8.1	10.1	Additions to managed portfolio	4.5	3.5	8.6	3.1	5.0
(3.9)	(7.4)	Withdrawals	(4.6)	(1.5)	(3.5)	(1.8)	(2.1)
2.1	1.6	Change in market value	—	0.7	3.8	(0.6)	2.7
—	0.4	Net money market flows	(0.1)	(0.2)	(0.6)	0.2	(0.2)

91.1	74.0	Ending assets under management	74.0	76.5	84.8	85.7	91.1
34.2	32.3	Other institutional assets under management	32.3	32.4	34.4	33.3	34.2

125.3	106.3	Total assets managed for institutional customers at end of period	106.3	108.9	119.2	119.0	125.3

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

INVESTMENT DIVISION - MUTUAL FUNDS AND WRAP-FEE PRODUCTS

(in millions)

Year-to-date			2004			2005
2005	2004		2Q	3Q	4Q	1Q	2Q
		Mutual Funds Assets Under Management:
30,686	46,784	Beginning total mutual funds assets	44,027	39,774	29,674	30,686	29,894
2,162	1,545	Sales (other than money market)	672	631	827	874	1,288
(3,174)	(2,853)	Redemptions (other than money market)	(1,557)	(1,217)	(1,692)	(1,592)	(1,582)
674	885	Reinvestment of distributions and change in market value	319	(307)	2,507	(500)	1,174
98	(6,587)	Net money market sales	(3,687)	(9,207)	(630)	426	(328)

30,446	39,774	Ending total mutual funds assets	39,774	29,674	30,686	29,894	30,446

(1,012)	(1,308)	Net mutual funds redemptions other than money market	(885)	(586)	(865)	(718)	(294)

		Wrap-fee Products Assets Under Administration:

41,254	19,833	Beginning total wrap-fee product assets	21,084	27,728	36,408	41,254	43,054
11,295	4,176	Sales	2,022	3,588	4,345	5,672	5,623
(5,572)	(3,001)	Redemptions	(1,578)	(1,885)	(2,766)	(2,837)	(2,735)
(356)	706	Reinvestment of distributions and change in market value	186	(893)	3,267	(1,035)	679
—	6,014	Other (1)	6,014	7,870	—	—	—

46,621	27,728	Ending total wrap-fee product assets	27,728	36,408	41,254	43,054	46,621

5,723	1,175	Net wrap-fee product sales	444	1,703	1,579	2,835	2,888

		MUTUAL FUNDS AND WRAP-FEE PRODUCTS GROSS SALES BY DISTRIBUTION CHANNEL

		Mutual funds, excluding wrap-fee products (2):
197	228	Prudential Agents	107	72	76	104	93
1,805	1,265	Third party distributors	538	534	727	764	1,041
160	52	Other	27	25	24	6	154

2,162	1,545	Total	672	631	827	874	1,288

		Wrap-fee products:
349	313	Prudential Agents	174	120	136	175	174
10,946	3,863	Third party distributors	1,848	3,468	4,209	5,497	5,449

11,295	4,176	Total	2,022	3,588	4,345	5,672	5,623

(1)	As a result of agreements in connection with the formation of the retail securities brokerage joint venture with Wachovia, the Asset Management segment assumed administrative responsibilities for Wachovia Securities customer assets under wrap-fee and managed account programs.
(2)	Other than money market.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

INVESTMENT DIVISION - RETIREMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2004			2005
2005	2004		2Q	3Q	4Q	1Q	2Q
		RETIREMENT SALES AND ACCOUNT VALUES

		Defined Contribution:

66,660	28,658	Beginning total account value	28,844	63,841	63,481	66,660	66,739
5,376	3,363	Sales	2,239	2,791	2,736	3,196	2,180
(4,963)	(4,055)	Withdrawals	(2,520)	(3,041)	(3,325)	(2,729)	(2,234)
962	1,218	Change in market value and interest credited	621	(110)	3,768	(388)	1,350
—	34,657	Acquisition	34,657	—	—	—	—

68,035	63,841	Ending total account value	63,841	63,481	66,660	66,739	68,035

413	(692)	Net sales (withdrawals)	(281)	(250)	(589)	467	(54)

		Asset management of ending total account value:
		Proprietary	43,166	42,604	44,069	43,853	45,512
		Non-proprietary	20,675	20,877	22,591	22,886	22,523

		Total	63,841	63,481	66,660	66,739	68,035

		Guaranteed Products:

63,146	41,955	Beginning total account value	42,260	60,365	60,844	63,146	63,146
3,753	2,205	Sales	1,704	1,676	2,233	1,933	1,820
(3,826)	(3,163)	Withdrawals and benefits	(2,321)	(2,113)	(1,945)	(1,903)	(1,923)
1,712	900	Change in market value and interest income	(133)	945	1,849	333	1,379
(590)	(675)	Other (1)	(288)	(29)	165	(363)	(227)
—	19,143	Acquisition	19,143	—	—	—	—

64,195	60,365	Ending total account value	60,365	60,844	63,146	63,146	64,195

(73)	(958)	Net sales (withdrawals)	(617)	(437)	288	30	(103)

		Product composition of ending total account value (2):
		Spread-based products	23,407	23,396	24,244	24,878	25,428
		Fee-based products	36,958	37,448	38,902	38,268	38,767

		Total	60,365	60,844	63,146	63,146	64,195

(1)	Represents changes in asset balances for externally managed accounts. Includes a $152 million reduction in account value as of January 1, 2004 reflecting the adoption of SOP 03-1.
(2)	Fee and spread based product account values reflect the reclassification of $471 million of account values from fee based to spread based as of January 1, 2004, upon the adoption of SOP 03-1.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		% Change		2004			2005
2005	2004			2Q	3Q	4Q	1Q	2Q
			Revenues (1):
3,102	2,684	16%	Premiums	1,354	1,292	1,366	1,552	1,550
137	124	10%	Policy charges and fee income	61	55	61	71	66
627	462	36%	Net investment income	233	242	234	309	318
196	165	19%	Commissions, investment management fees, and other income	104	96	101	112	84

4,062	3,435	18%	Total revenues	1,752	1,685	1,762	2,044	2,018

			Benefits and Expenses (1):
2,458	2,173	13%	Insurance and annuity benefits	1,090	1,015	1,061	1,258	1,200
98	55	78%	Interest credited to policyholders’ account balances	29	29	33	46	52
12	3	300%	Interest expense	2	1	3	6	6
(516)	(408)	-26%	Deferral of acquisition costs	(194)	(206)	(235)	(251)	(265)
209	164	27%	Amortization of acquisition costs	80	92	109	101	108
1,143	958	19%	General and administrative expenses	476	494	538	573	570

3,404	2,945	16%	Total benefits and expenses	1,483	1,425	1,509	1,733	1,671

658	490	34%	Adjusted operating income before income taxes	269	260	253	311	347

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Six Months Ended June 30, 2005				Quarter Ended June 30, 2005
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	3,102	1,905	1,197	—	1,550	925	625	—
Policy charges and fee income	137	99	38	—	66	46	20	—
Net investment income	627	280	326	21	318	138	170	10
Commissions, investment management fees, and other income	196	(15)	(2)	213	84	(13)	(1)	98

Total revenues	4,062	2,269	1,559	234	2,018	1,096	814	108

Benefits and Expenses (1):
Insurance and annuity benefits	2,458	1,486	972	—	1,200	699	501	—
Interest credited to policyholders’ account balances	98	50	48	—	52	27	25	—
Interest expense	12	11	(1)	2	6	5	—	1
Deferral of acquisition costs	(516)	(383)	(133)	—	(265)	(194)	(71)	—
Amortization of acquisition costs	209	150	59	—	108	80	28	—
General and administrative expenses	1,143	593	364	186	570	296	187	87

Total benefits and expenses	3,404	1,907	1,309	188	1,671	913	670	88

Adjusted operating income before income taxes	658	362	250	46	347	183	144	20

	Six Months Ended June 30, 2004				Quarter Ended June 30, 2004
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	2,684	1,449	1,235	—	1,354	697	657	—
Policy charges and fee income	124	82	42	—	61	38	23	—
Net investment income	462	150	298	14	233	78	148	7
Commissions, investment management fees, and other income	165	(10)	(13)	188	104	—	(4)	108

Total revenues	3,435	1,671	1,562	202	1,752	813	824	115

Benefits and Expenses (1):
Insurance and annuity benefits	2,173	1,139	1,034	—	1,090	547	543	—
Interest credited to policyholders’ account balances	55	8	47	—	29	4	25	—
Interest expense	3	6	(4)	1	2	3	(1)	—
Deferral of acquisition costs	(408)	(297)	(111)	—	(194)	(138)	(56)	—
Amortization of acquisition costs	164	126	38	—	80	57	23	—
General and administrative expenses	958	439	349	170	476	211	175	90

Total benefits and expenses	2,945	1,421	1,353	171	1,483	684	709	90

Adjusted operating income before income taxes	490	250	209	31	269	129	115	25

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2004			2005
2005	2004		2Q	3Q	4Q	1Q	2Q
		Japanese Yen Basis Results:
		Revenues (1):
¥174,652	¥128,947	Japanese insurance operations excluding Gibraltar Life	¥61,706	¥65,655	¥66,171	¥91,001	¥83,651
165,119	170,771	Gibraltar Life	90,954	78,986	78,006	78,294	86,825

339,771	299,718	Total revenues, Japan, yen basis	152,660	144,641	144,177	169,295	170,476

		Benefits and Expenses (1):
140,233	105,309	Japanese insurance operations excluding Gibraltar Life	50,044	52,373	53,252	74,269	65,964
137,858	146,262	Gibraltar Life	77,443	67,358	67,174	66,826	71,032

278,091	251,571	Total benefits and expenses, Japan, yen basis	127,487	119,731	120,426	141,095	136,996

		Adjusted operating income (2):
34,419	23,638	Japanese insurance operations excluding Gibraltar Life	11,662	13,282	12,919	16,732	17,687
27,261	24,509	Gibraltar Life	13,511	11,628	10,832	11,468	15,793

¥61,680	¥48,147	Total adjusted operating income, Japan, yen basis	¥25,173	¥24,910	¥23,751	¥28,200	¥33,480

		U.S. Dollar adjusted operating income (3):
$313	$202	Japanese insurance operations excluding Gibraltar Life	$99	$113	$111	$154	$159
250	209	Gibraltar Life	115	100	93	106	144

563	411	Total adjusted operating income, Japan, U.S. dollar basis	214	213	204	260	303
49	48	All other countries	30	26	15	25	24

$612	$459	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$244	$239	$219	$285	$327

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(dollar amounts in millions unless otherwise noted)

Year-to-date			2004			2005
2005	2004		2Q	3Q	4Q	1Q	2Q
		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
1,430	1,086	Japan, excluding Gibraltar Life	506	542	579	752	678
1,235	1,277	Gibraltar Life	680	567	567	590	645
574	445	All other countries	229	238	281	281	293

3,239	2,808	Total	1,415	1,347	1,427	1,623	1,616

		Annualized new business premiums:
350	221	Japan, excluding Gibraltar Life	93	103	127	171	179
167	143	Gibraltar Life	81	68	66	71	96
134	100	All other countries	50	50	67	66	68

651	464	Total	224	221	260	308	343

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
1,404	1,092	Japan, excluding Gibraltar Life	517	553	565	730	674
1,203	1,278	Gibraltar Life	688	575	565	568	635
514	453	All other countries	233	241	269	252	262

3,121	2,823	Total	1,438	1,369	1,399	1,550	1,571

		Annualized new business premiums:
346	221	Japan, excluding Gibraltar Life	94	104	125	168	178
163	144	Gibraltar Life	82	68	66	69	94
121	102	All other countries	51	49	66	60	61

630	467	Total	227	221	257	297	333

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Translated based on average exchange rates for the year ended December 31, 2004.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2004			2005
	2Q	3Q	4Q	1Q	2Q
Face amount of individual policies in force at end of period (in billions) (1):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	188	192	207	211	216
Gibraltar Life	219	217	214	212	209
All other countries	74	76	79	82	83

Total	481	485	500	505	508

Number of individual policies in force at end of period (in thousands):
Japan, excluding Gibraltar Life	1,266	1,304	1,696	1,737	1,780
Gibraltar Life	4,149	4,109	4,070	4,025	3,961
All other countries	894	925	965	1,001	1,036

Total	6,309	6,338	6,731	6,763	6,777

International insurance policy persistency (2):
13 months	92.6%	92.8%	93.0%	92.9%	93.1%
25 months	86.7%	86.5%	86.3%	86.2%	86.2%

Number of Life Planners at end of period (3):
Japan	2,447	2,509	2,550	2,665	2,603
All other countries	2,676	2,725	2,835	2,890	2,926

Total	5,123	5,234	5,385	5,555	5,529

(1)	Translated based on exchange rates as of December 31, 2004.
(2)	Excluding Gibraltar Life.
(3)	Excluding Gibraltar Life Advisors.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2005				December 31, 2004
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value (1)	123,687	36,303	87,384	58.2%	118,400	34,683	83,717	57.1%
Public, held to maturity, at amortized cost	3,088	—	3,088	2.0%	2,624	—	2,624	1.8%
Private, available for sale, at fair value (1)	32,247	13,977	18,270	12.2%	32,336	14,130	18,206	12.4%
Private, held to maturity, at amortized cost	157	—	157	0.1%	123	—	123	0.1%
Trading account assets supporting insurance liabilities, at fair value	13,744	—	13,744	9.1%	12,964	—	12,964	8.8%
Other trading account assets, at fair value	115	—	115	0.1%	130	—	130	0.1%
Equity securities, available for sale, at fair value	4,476	2,622	1,854	1.2%	4,271	2,620	1,651	1.1%
Commercial loans	23,316	7,160	16,156	10.8%	24,389	7,297	17,092	11.6%
Policy loans	8,364	5,429	2,935	2.0%	8,373	5,454	2,919	2.0%
Other long-term investments (2)	4,927	954	3,973	2.6%	4,978	1,047	3,931	2.7%
Short-term investments	4,272	1,731	2,541	1.7%	5,245	1,840	3,405	2.3%

Subtotal (3)	218,393	68,176	150,217	100.0%	213,833	67,071	146,762	100.0%

Invested assets of other entities and operations (4)	2,377	—	2,377		2,791	—	2,791

Total investments	220,770	68,176	152,594		216,624	67,071	149,553

Fixed Maturities by Credit Quality (3):

		June 30, 2005					December 31, 2004
		Financial Services Businesses					Financial Services Businesses
		Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (5)	Rating Agency Equivalent

1	Aaa, Aa, A	66,659	3,382	128	69,913	77.3%	63,553	2,500	276	65,777	76.2%
2	Baa	15,653	1,051	117	16,587	18.3%	16,463	980	123	17,320	20.1%

Subtotal Investment Grade		82,312	4,433	245	86,500	95.6%	80,016	3,480	399	83,097	96.3%

3	Ba	2,707	127	17	2,817	3.1%	2,096	176	72	2,200	2.5%
4	B	1,015	77	15	1,077	1.2%	839	93	1	931	1.1%
5	C and lower	86	8	2	92	0.1%	85	13	2	96	0.1%
6	In or near default	26	7	1	32	0.0%	25	9	—	34	0.0%

Subtotal Below Investment Grade		3,834	219	35	4,018	4.4%	3,045	291	75	3,261	3.7%

Total		86,146	4,652	280	90,518	100.0%	83,061	3,771	474	86,358	100.0%

Private Fixed Maturities:

NAIC Rating (5)	Rating Agency Equivalent

1	Aaa, Aa, A	6,167	344	19	6,492	35.2%	4,917	321	19	5,219	28.5%
2	Baa	9,227	668	24	9,871	53.5%	9,831	695	25	10,501	57.3%

Subtotal Investment Grade		15,394	1,012	43	16,363	88.7%	14,748	1,016	44	15,720	85.8%

3	Ba	1,190	80	3	1,267	6.9%	1,520	102	1	1,621	8.8%
4	B	413	35	3	445	2.4%	399	42	3	438	2.4%
5	C and lower	255	34	1	288	1.6%	293	32	1	324	1.8%
6	In or near default	67	4	4	67	0.4%	224	9	6	227	1.2%

Subtotal Below Investment Grade		1,925	153	11	2,067	11.3%	2,436	185	11	2,610	14.2%

Total		17,319	1,165	54	18,430	100.0%	17,184	1,201	55	18,330	100.0%

(1)	Classification for the earlier period presented has been conformed to the current presentation.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.
(3)	Excludes (i) assets of our securities brokerage, securities trading, and banking operations, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.
(4)	Includes assets of our securities brokerage, securities trading, banking and asset management operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet. Our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.
(5)	Reflects equivalent ratings for investments of international insurance operations that are not rated by United States insurance regulatory authorities. Includes, as of June 30, 2005 and December 31, 2004, respectively, 252 securities with amortized cost of $2,803 million (fair value $2,882 million) and 206 securities with amortized cost of $2,910 million (fair value, $2,972 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2005		December 31, 2004
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value (1)	33,006	70.6%	33,090	69.8%
Public, held to maturity, at amortized cost	3,088	6.6%	2,624	5.5%
Private, available for sale, at fair value (1)	2,472	5.3%	2,309	4.9%
Private, held to maturity, at amortized cost	157	0.3%	123	0.3%
Trading account assets supporting insurance liabilities, at fair value	887	1.9%	885	1.9%
Other trading account assets, at fair value	29	0.1%	71	0.1%
Equity securities, available for sale, at fair value	1,638	3.5%	1,470	3.1%
Commercial loans	2,900	6.2%	3,371	7.1%
Policy loans	990	2.1%	1,037	2.2%
Other long-term investments (2)	1,255	2.7%	1,375	2.9%
Short-term investments	319	0.7%	1,031	2.2%

Total	46,741	100.0%	47,386	100.0%

	June 30, 2005		December 31, 2004
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (3):
Fixed maturities:
Public, available for sale, at fair value (1)	54,378	52.6%	50,627	51.0%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value (1)	15,798	15.3%	15,897	16.0%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	12,857	12.4%	12,079	12.2%
Other trading account assets, at fair value	86	0.1%	59	0.0%
Equity securities, available for sale, at fair value	216	0.2%	181	0.2%
Commercial loans	13,256	12.8%	13,721	13.8%
Policy loans	1,945	1.9%	1,882	1.9%
Other long-term investments (2)	2,718	2.6%	2,556	2.5%
Short-term investments	2,222	2.1%	2,374	2.4%

Total	103,476	100.0%	99,376	100.0%

(1)	Classification for the earlier period presented has been conformed to the current presentation.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments. Our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.
(3)	Excludes (i) assets of our securities brokerage, securities trading, and banking operations, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended June 30
	2005			2004
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1) (4):
Fixed maturities	4.50%	1,156	(7)	4.54%	980	8
Equity securities	3.17%	12	12	1.85%	6	54
Commercial loans	7.02%	207	121	6.59%	189	(2)
Policy loans	4.79%	35	—	4.52%	30	—
Short-term investments and cash equivalents	3.06%	51	(5)	1.56%	24	—
Other investments	7.02%	84	175	7.75%	102	70

Gross investment income before investment expenses	4.78%	1,545	296	4.73%	1,331	130
Investment expenses	-0.14%	(92)	—	-0.14%	(51)	—

Subtotal	4.64%	1,453	296	4.59%	1,280	130

Investment results of other entities and operations (2)		66	4		52	—
Less, investment income relating to divested businesses		(4)			(2)

Total		1,515	300		1,330	130

	Six Months Ended June 30
	2005			2004
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1)(4):
Fixed maturities	4.57%	2,306	42	4.61%	1,934	39
Equity securities	3.29%	25	14	1.93%	11	79
Commercial loans	6.84%	405	118	6.71%	383	14
Policy loans	4.75%	69	—	4.61%	60	—
Short-term investments and cash equivalents	2.54%	91	—	1.51%	47	—
Other investments	6.73%	161	350	8.19%	175	47

Gross investment income before investment expenses	4.78%	3,057	524	4.81%	2,610	179
Investment expenses	-0.16%	(178)	—	-0.17%	(115)	—

Subtotal	4.62%	2,879	524	4.64%	2,495	179

Investment results of other entities and operations (2)		143	3		80	(57)
Less, investment income relating to divested businesses		(8)			(1)

Total		3,014	527		2,574	122

(1)	Excludes assets of our securities brokerage operations, securities trading operations, banking operations, commercial loans and trading account assets supporting insurance liabilities where the investment results generally inure to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Investment income of securities brokerage, securities trading, banking operations, and commercial loans supporting insurance liabilities where the investment results generally inure to contractholders.
(3)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally inure to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(4)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2005			2004
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations (2):
Fixed maturities	2.27%	215	(27)	1.93%	154	(18)
Equity securities	2.52%	9	10	1.76%	4	8
Commercial loans	3.96%	29	118	4.18%	29	12
Policy loans	3.31%	9	—	2.69%	6	—
Short-term investments and cash equivalents	0.55%	—	(5)	8.26%	1	—
Other investments	9.14%	27	39	7.87%	22	10

Gross investment income before investment expenses	2.58%	289	135	2.30%	216	12
Investment expenses	-0.19%	(21)	—	-0.20%	(20)	—

Total	2.39%	268	135	2.10%	196	12

	Six Months Ended June 30
	2005			2004
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations(2):
Fixed maturities	2.22%	418	(67)	1.92%	304	(8)
Equity securities	2.40%	17	12	1.49%	7	31
Commercial loans	4.03%	62	116	4.24%	60	15
Policy loans	3.33%	17	—	3.00%	13	—
Short-term investments and cash equivalents	0.35%	1	—	8.22%	1	—
Other investments	8.60%	56	116	7.79%	47	10

Gross investment income before investment expenses	2.52%	571	177	2.31%	432	48
Investment expenses	-0.19%	(43)	—	-0.21%	(40)	—

Total	2.33%	528	177	2.10%	392	48

(1)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to trading account assets supporting insurance liabilities where the investment results generally inure to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(2)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2005			2004
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1) (3):
Fixed maturities	5.88%	941	20	6.07%	826	26
Equity securities	8.76%	3	2	2.45%	2	46
Commercial loans	8.04%	178	3	7.38%	160	(14)
Policy loans	5.56%	26	—	5.40%	24	—
Short-term investments and cash equivalents	3.43%	51	—	1.52%	23	—
Other investments	7.11%	57	136	7.70%	80	60

Gross investment income before investment expenses	6.05%	1,256	161	6.00%	1,115	118
Investment expenses	-0.12%	(71)	—	-0.11%	(31)	—

Total	5.93%	1,185	161	5.89%	1,084	118

	Six Months Ended June 30
	2005			2004
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1)(3):
Fixed maturities	6.05%	1,888	109	6.23%	1,630	47
Equity securities	11.62%	8	2	4.97%	4	48
Commercial loans	7.82%	343	2	7.52%	323	(1)
Policy loans	5.51%	52	—	5.40%	47	—
Short-term investments and cash equivalents	3.03%	90	—	1.48%	46	—
Other investments	6.04%	105	234	8.35%	128	37

Gross investment income before investment expenses	6.10%	2,486	347	6.16%	2,178	131
Investment expenses	-0.14%	(135)	—	-0.15%	(75)	—

Total	5.96%	2,351	347	6.01%	2,103	131

(1)	Excludes assets of our securities brokerage operations, securities trading operations, banking operations, commercial loans and trading account assets supporting insurance liabilities where the investment results generally inure to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally inure to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(3)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure that excludes Realized investment gains (losses), net (other than those associated with terminating hedges of foreign currency earnings and current period yield adjustments), and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; cumulative effect of accounting change; extraordinary gain on acquisition; and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and exclude these items as well. Adjusted operating income does not equate to “Income from continuing operations before income taxes, extraordinary gain on acquisition and cumulative effect of accounting change” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income should not be viewed as a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The excluded items are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

4. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business.

5. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

6. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

7. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

8. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations.

9. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

KEY DEFINITIONS AND FORMULAS

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income of the Financial Services Businesses reflects these adjustments as well.

13. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

14. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

15. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

16. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

17. Individual Life Insurance Sales:

Scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis.

18. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

19. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

20. New annualized premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance new annualized premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance new annualized premiums include premiums from the takeover of claim liabilities.

21. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

KEY DEFINITIONS AND FORMULAS

22. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding unrealized gains and losses on investments.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 14.89% for the six months ended June 30, 2005, 9.16% for the six months ended June 30, 2004, 15.04% for the three months ended June 30, 2005, 10.54% for the three months ended June 30, 2004, 14.87% for the three months ended March 31, 2005, 7.74% for the three months ended December 31, 2004 and 11.66% for the three months ended September 30, 2004.

23. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

24. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

25. Prudential Agents:

Insurance agents in our insurance operations in the United States.

26. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

27. Ratio of capital debt to total capitalization:

For purposes of this ratio, we measure “debt” as borrowings for capital debt, and we measure “total capitalization” as the sum of equity, excluding unrealized gains and losses on investments, and capital debt.

28. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

29. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2005

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of August 3, 2005

	A.M. Best	Standard & Poor’s	Moody’s		Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	Aa3		AA-
PRUCO Life Insurance Company	A+	AA-	Aa3		AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	*	NR
American Skandia Life Assurance Corporation	A+	AA-	NR		AA-
Prudential Retirement Insurance and Annuity Company	A+	AA-	Aa3		NR
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	A+	AA-	NR		NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	A1		NR

CREDIT RATINGS:
as of August 3, 2005

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-2	P-2		F1
Long-Term Senior Debt	a-	A-	A3		A
Retail Notes	a-	A-	A3		NR

The Prudential Insurance Company of America :
Capital and surplus notes	a	A	A2		A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1		F1
Long-Term Senior Debt	a+	AA-	A1		A+

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	Aa3		AA-

*	NR indicates not rated.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc. 751 Broad Street Newark, New Jersey 07102	Dial 877-998-ROCK for additional printed information or inquiries.

Web Site:

www.prudential.com

Publicly Traded Securities:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

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